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                        AEGON/TRANSAMERICA SERIES TRUST
                         CLARION REAL ESTATE SECURITIES

     SUPPLEMENT DATED SEPTEMBER 6, 2005 TO THE PROSPECTUS DATED MAY 1, 2005,
                           AS PREVIOUSLY SUPPLEMENTED

The following information supplements, amends and replaces the information in the Prospectus regarding CLARION REAL ESTATE SECURITIES (THE "PORTFOLIO"):

        At a meeting held on July 26, 2005, the Board of Trustees of AEGON/Transamerica Series Trust approved certain changes to the principal investment strategies of the Portfolio to permit investment of the Portfolio's assets in issuers economically tied to countries other than the United States, as well as a change of the Portfolio's name to "Clarion Global Real Estate Securities."

        Accordingly, effective November 1, 2005, all references to the Portfolio's old name in the Prospectus are hereby changed to "Clarion Global Real Estate Securities." In addition, effective November 1, 2005, the second and third paragraphs under the section entitled "Principal Investment Strategies" on page CRES-1 of the Prospectus are hereby replaced by the following information:

                Under normal conditions, the Portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. In selecting investments for the Portfolio, Clarion will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The Portfolio's assets will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts ("REITs").

                Clarion uses a disciplined two-step process to choose the Portfolio's investments. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the Portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy Portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of Portfolio investments to achieve the Portfolio's investment objective.

Effective November 1, 2005, the following information is hereby added after the paragraph titled "Stocks" under the section entitled "Principal Risks" on page CRES-1 of the Prospectus:

        FOREIGN SECURITIES
        Investments in foreign securities, including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

                        -       changes in currency values
                        -       currency speculation
                        -       currency trading costs
                        -       different accounting and reporting practices
                        -       less information available to the public
                        - less (or different) regulation of securities markets
                        -       more complex business negotiations
                        -       less liquidity

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                        -       more fluctuations in prices
                        -       delays in settling foreign securities
                                transactions
                        -       higher costs for holding shares (custodial fees)
                        -       higher transaction costs
                        -       vulnerability to seizure and taxes
                        -       political instability and small markets
                        -       different market trading days.

        REITS
        Equity REITs can be affected by changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

        SMALL- OR MEDIUM-SIZED COMPANIES
        Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

        PORTFOLIO TURNOVER
        The Portfolio may engage in a significant number of short-term transactions, which may adversely affect Portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the Portfolio. The Portfolio ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.